                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
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[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


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                                  Common Stock
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1)   Title of each class of securities to which transaction applies:

                                   21,815,371
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3)   Per unit price or other underlying value of transaction computed pursuant
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          statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                 TELKONET, INC.
                               902-A COMMERCE ROAD
                            ANNAPOLIS, MARYLAND 21401
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 29, 2002


To the Stockholders:

         The 2002 Annual Meeting of Stockholders of Telkonet, Inc. will be held at Hampton Inn & Suites, 124 Womack Drive, Annapolis, Maryland 21401 on Monday, July 29, 2002 at 2:00 p.m. local time for the following purposes:

         1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

         2.       To approve Telkonet's Stock Option Plan;

         3.       To ratify the appointment of independent accountants for 2002;
                  and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on June 17, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, stockholders are urged to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible.


                                            By order of the Board of Directors,

                                            /s/ Robert P. Crabb

                                            Robert P. Crabb
                                            Secretary


Dated:  June 26, 2002

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                 TELKONET, INC.

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Telkonet, Inc. for use at Telkonet's 2002 Annual Meeting of Stockholders, to be held at Hampton Inn & Suites, 124 Womack Drive, Annapolis, Maryland 21401 on Monday, July 29, 2002 at 2:00 p.m. local time, and at any adjournment or postponement of the Annual Meeting. This Proxy Statement, the accompanying proxy card and Telkonet's Annual Report to Stockholders for the fiscal year ended December 31, 2001 are first being sent to stockholders on or about June 26, 2002.

         The solicitation of proxies is made by and on behalf of Telkonet's Board of Directors. The cost of the solicitation of proxies will be borne by Telkonet. In addition to solicitation of proxies by mail, employees of Telkonet or its affiliates may solicit proxies by telephone or facsimile.

         At the close of business on June 17, 2002, Telkonet had outstanding 13,927,996 shares of common stock, par value $0.001 per share. Each stockholder is entitled to one vote per share of Telkonet's common stock registered in such stockholder's name on Telkonet's books as of the close of business on June 17, 2002.

         Any duly executed proxy received prior to the closing of the polls during the Annual Meeting will be voted in the manner specified on the proxy. If no direction is indicated on a proxy, it will be voted to elect as directors the nominees listed in this Proxy Statement. A proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is voted either by delivering a written notice of revocation bearing a date later than the proxy or a subsequent, duly-executed proxy relating to the same shares to the Secretary of Telkonet or by voting in person at the Annual Meeting. Materials intended for the Secretary of Telkonet should be mailed to Telkonet at 902-A Commerce Road, Annapolis, Maryland 21401. Telkonet's telephone number is
(410) 897-5900.


                          ITEM 1. ELECTION OF DIRECTORS

         Telkonet's bylaws establish the number of directors at not less than three members. Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at five. At the Annual Meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the five nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified.

         If for any reason any of the nominees is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
               STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Director Name              Age       Position with the Company            Since
-------------              ---       -------------------------            -----

J. Gregory Fowler          41        President and Chief Executive         2001
                                     Officer, Director

David W. Grimes            64        Chairman of the Board,                2000
                                     Director

Stephen L. Sadle           56        Chief Operating Officer,              2000
                                     Treasurer, Director

Robert P. Crabb            54        Secretary, Director                   2001

A. Hugo DeCesaris          43        Director                              2001

         J. Gregory Fowler, President and Chief Executive Officer, has over twenty years of experience in the communications industry with proven results in engineering, business development, sales, marketing, and management. His primary focus has been the Internet and related technologies and he has distinguished himself at several industry-leading network equipment manufacturers. Prior to his employment with Telkonet, from 1998 to 2001, Mr. Fowler was employed by Nortel Networks where he managed a team that successfully designed, implemented, and fielded communications solutions for service providers, growing the revenue from $500,000 to over $50 million in two years. During the period from 1988 to 1998 he held similar positions at Bay Networks, Wellfleet Communications, and 3Com Corporation, where he led the design, development and deployment of IP and Ethernet based LAN and WAN solutions. Mr. Fowler holds a B.S. in Computer Engineering from the University of Southern Mississippi.

         David W. Grimes, Chairman, is a co-founder of Telkonet. From 1963-1982, Mr. Grimes was a senior executive with NASA, heading the $200 million per year Delta Program. From 1982-1989 he was founder and Chief Executive Officer of Transpace Carriers Inc., a venture to commercialize the Delta launch vehicle. From 1989-1992, he was the Engineering Division Director at EER Inc., of Seabrook, Maryland, with supervisory responsibility for more than 100 engineers and technicians on electrical mechanical and thermal tasks for Goddard Space Flight Center. From 1992-1999, Mr. Grimes was Chief Engineer for Final Analysis, Inc. and led the design and development of the Low Earth Orbit constellation of 38 satellites for use in global store and forward communications. Mr. Grimes is a recognized expert in space and ground communications systems.

         Stephen L. Sadle, Chief Operating Officer, is a co-founder of Telkonet. From 1970-1986 Mr. Sadle was president of a successful infrastructure construction and development company in the Washington, D.C. metro area. From 1986-1999, he was Vice President of Business Development and Sales for The Driggs Corporation, a major heavy and infrastructure firm interfacing with both government and the private sectors. From 1999-2000, Mr. Sadle was Vice President and General Sales Manager of Internos, a provider of web-based vertical intranet applications, and developed operating extranets in the transportation and construction industries.

         Robert P. Crabb, a Director, has been President and Managing Director of Susquehanna Development, L.L.C., a marketing consulting firm, since 1996. Mr. Crabb has over 30 years of sales, marketing and public and private corporate management experience, including a career of sales management with MetLife.

         A. Hugo DeCesaris, a Director, has over 24 years experience in the homebuilding industry with Washington Homes, Inc., where he served as Vice President and a member of the Board of Directors. In January of 2001, Washington Homes, Inc. became a wholly-owned subsidiary of K. Hovnanian Enterprises, Inc. and is now one of the top ten homebuilders in the nation. Mr. DeCesaris is currently the Regional Vice President for the Maryland Division of Washington Homes, Inc., President and owner of Southern Maryland's largest Marina and a member of the Board of Directors of MNCBIA Volume Builders Council.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2001, the Board of Directors held 6 regular and special meetings, which all directors attended. Telkonet does not have any standing committees of the Board of Directors.

         The Board of Directors has reviewed and discussed the audited financial statements with management of Telkonet and has discussed the matters required to be discussed by SAS 61 with Telkonet's independent auditors. The Board of Directors has also received the written disclosures and the letter from Telkonet's independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountant's independence. Based upon its review of the foregoing materials and its discussions with Telkonet's management and independent accountants, the Board of Directors determined that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

DIRECTORS' COMPENSATION

         Telkonet reimburses non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on Telkonet's behalf. Telkonet compensates each non-management director $250.00 for each meeting of the Board of Directors.

EXECUTIVE OFFICERS

         In addition to Mr. Fowler and Mr. Sadle, the executive officers of Telkonet are:

         David S. Yaney, 50, is Chief Technology Officer of Telkonet. Dr. Yaney has over twenty-four years of industry experience in engineering and product development, business development, program execution and fiscal management. He has held senior level engineering management positions with industry leaders including Bell Laboratories (1978-1994), Motorola (1994-1996), Allied Signal (1996-1999), UltraBeam Division of Ultratech Stepper (1999-2000), and most recently 3Com, where he was Vice President/Engineering for the Residential Connectivity Group and later Vice President/General Manager of the Consumer DSL Business Unit. While at 3Com, Dr. Yaney was responsible for growing annual revenue of the DSL Business Unit to $80 million, while simultaneously streamlining the product portfolio and cutting unit cost structure by over 30%. Dr. Yaney has authored numerous publications in semiconductor fabrication technology and has been awarded three patents. He holds a B.S., M.S., and Ph.D. in electrical engineering from Rensselaer Polytechnic Institute.

         James F. Landry, 49, is Vice President Engineering of Telkonet. Mr. Landry has over 19 years experience in developing communications hardware for the enterprise/carrier market with 3Com, U.S. Robotics, Penril Datacomm and Data General. While at 3Com/U.S. Robotics, he was responsible for the development of the entire xDSL product line as well as a number of modems and interface cards. At Penril, he served as the product development leader for the Series 1544 Multiplexer/channel bank and at Data General he was technical leader of system integration for ISDN WAN. Mr. Landry brings a wealth of practical design leadership and a solid history of delivering products to the marketplace. He holds four U.S. patents and has four patents pending.

                   ITEM 2: RATIFICATION OF THE TELKONET, INC.
                                STOCK OPTION PLAN

         On April 24, 2002, the Board of Directors adopted the Telkonet, Inc. Stock Option Plan, subject to stockholder approval. The plan provides for the grant of stock options to employees, officers, consultants, independent contractors and non-employee directors providing services to Telkonet, as determined by the Board of Directors or by a committee of directors designated by the Board of Directors to administer the plan. The full text of the plan is attached to this proxy statement as APPENDIX A.

SUMMARY OF THE PLAN

         The purpose of the plan is to advance the interests of Telkonet by encouraging and enabling acquisition of a financial interest in Telkonet by its officers, directors, consultants and key personnel. The plan is intended to aid Telkonet in attracting and retaining key employees, to stimulate the efforts of such personnel and to strengthen their desire to remain with Telkonet.

         The plan may be administered by the Board of Directors or a committee designated by the Board of Directors which, if designated, would have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the plan. Subject to the provisions of the plan, the Board of Directors may amend the terms and conditions of an outstanding award, with the consent of the optionee. The Board of Directors has full authority to interpret the plan and establish, amend or rescind rules and regulations for the administration of the plan.

         Any employee, officer, consultant, or director of Telkonet and its subsidiaries is eligible to receive awards under the plan.

         The plan provides for the issuance of up to 7,000,000 shares of Telkonet common stock, subject to adjustment in the event of stock dividends, recapitalization, stock splits, reorganizations, mergers, consolidations or other similar changes in the corporate or capital structure of Telkonet. If an option issued under the plan expires, or for any reason is terminated or unexercised with respect to any shares of Telkonet common stock, such shares shall again be available for issuance of options under the plan. The shares of common stock issued under the plan will be authorized but unissued shares or issued shares that have been reacquired by Telkonet.

         The types of awards that may be granted under the plan are stock options, restricted stock and stock appreciation rights. Options granted pursuant to the plan will not be transferable without the approval of the Board of Directors, other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted.

         Incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code and non-qualified options may be granted under the plan. The Board of Directors will determine the exercise price of any option granted under the plan, but in no event will the exercise price for any incentive stock option be less than 100% of the fair market value of the shares of common stock on the date of grant. The term of an incentive stock option granted under the plan may not extend for more than ten (10) years from the date of grant. Stock options will be exercisable at such times as the Board of Directors determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or, at the Board of Directors' discretion, (i) by delivery of shares of Telkonet common stock having a fair market value on the date of exercise equal to the exercise price; (ii) by withholding from the option shares shares of Telkonet common stock in satisfaction of all or part of the exercise price; (iii) by delivery of the optionee's full recourse promissory note in the amount of the exercise price; or (iv) by delivery of irrevocable instructions to a broker to deliver promptly to Telkonet, from the sale or loan proceeds with respect to the sale of Telkonet common stock or a loan secured by Telkonet common stock, the amount necessary to pay the exercise price.

         Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the plan after April 23, 2012. The plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the plan at any time, except that no amendment to the plan shall (i) increase the maximum number of shares under the plan; (ii) materially modify the eligibility requirements for participation in the plan; or (iii) materially increase the benefits accruing to participants under the plan, except in accordance with Telkonet's certificate of incorporation.

         As of the date of this Proxy Statement, the Board of Directors has granted incentive stock options for the purchase of 990,000 shares of common stock pursuant to the plan to employees of Telkonet, including certain executive officers of Telkonet. These options have exercise prices at $1.00 per share. In the event that the plan is not approved by the stockholders, these options will remain outstanding but will become non-qualified stock options.

         The affirmative vote of the holders of a majority of the shares of Telkonet common stock represented at the meeting and entitled to vote on this matter is necessary for approval of the plan.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                            VOTE FOR THIS PROPOSAL.

                     ITEM 3. RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Stefanou & Company as Telkonet's independent public accountants for 2002. Although ratification by stockholders is not required, the Board of Directors requests that stockholders ratify this appointment. If ratification is not obtained, the Board will reconsider this appointment. Telkonet has been advised that representatives of Stefanou & Company will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and respond to appropriate questions.


               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE FOR THIS PROPOSAL.

                                  OTHER MATTERS

         The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. If any other matter comes before the Annual Meeting, the persons named in the enclosed proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

                                  VOTE REQUIRED

         Telkonet's bylaws provide that the holders of a majority of the outstanding Telkonet shares, present in person or by proxy, will constitute a quorum, and that the affirmative vote of a majority of the shares represented at the Annual Meeting and constituting a quorum is required for approval of any proposal brought before the Annual Meeting, unless a greater proportion or number of votes is required by law or by Telkonet's certificate of incorporation or bylaws. The election of directors will require the affirmative vote of a majority of the shares present at the Annual Meeting and constituting a quorum. For purposes of determining whether the proposal has received a majority vote, abstentions will be included in the vote total and will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners of Telkonet's common stock who have not returned a proxy, those shares will not be included in the vote totals and will have no effect on the outcome of the vote.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of June 17, 2002, the number of shares of Telkonet's common stock beneficially owned by each director and executive officer of Telkonet, by all directors and executive officers as a group, and by each person known by Telkonet to own beneficially more than 5.0% of the outstanding common stock.
                                                                  PERCENT OF
                                          NUMBER OF               OUTSTANDING
  BENEFICIAL OWNER(1)                      SHARES                   SHARES
  -------------------                      ------                   ------

Stephen L. Sadle                         4,500,000 (2)                30.1%
902-A Commerce Road
Annapolis, Maryland  21401

J. Gregory Fowler                          850,000 (3)                 5.8%
902-A Commerce Road
Annapolis, Maryland 21401

David W. Grimes                          2,250,000 (4)                15.1%
902-A Commerce Road
Annapolis, Maryland  21401

David S. Yaney                             400,000 (5)                 2.8%
902-A Commerce Road
Annapolis, Maryland  21401

James Landry                               350,000 (6)                 2.5%
902-A Commerce Road
Annapolis, Maryland  21401

A. Hugo DeCesaris                        1,125,000 (7)                 7.5%
902-A Commerce Road
Annapolis, Maryland  21401

Robert P. Crabb                            679,793 (8)                 4.7%
902-A Commerce Road
Annapolis, Maryland  21401

L. Peter Larson                          1,655,285 (9)                11.7%
902-A Commerce Road
Annapolis, Maryland  21401

Ronald W. Pickett                        2,058,964                    14.8%
2321 Ocean Point Drive
Wilmington, North Carolina 28405

FERST For St. Mary's Inc.                1,958,550 (10)               13.4%
P.O. Box 167
Mechanicsville, Maryland  20659

All directors and executive officers
as a group                              10,154,793                    53.3%


(1) Unless otherwise indicated, each person has sole power to vote and dispose, or direct the disposition of, all shares of common stock beneficially owned, subject to applicable community property and similar laws.

(2) Includes 1,000,000 fully vested options to purchase Telkonet common stock at fair market value on the date of exercise, but not less than $1.00 per share.

(3) Includes fully vested options to purchase 50,000 shares of Telkonet stock at $1.00 per share, options to purchase 600,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning January 29, 2002 and options to purchase 200,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning April 26, 2002.

(4) Includes 1,000,000 fully vested options to purchase Telkonet common stock at fair market value on the date of exercise, but not less than $1.00 per share.

(5) Includes options to purchase 300,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning February 15, 2002 and options to purchase 100,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning April 26, 2002.

(6) Includes options to purchase 100,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning October 16, 2000, options to purchase 25,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning December 20, 2001, options to purchase 100,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning February 2, 2002 and options to purchase 125,000 shares of Telkonet common stock at $1.00 per share that vest ratably over three years beginning April 26, 2002.

(7) Includes 1,125,000 shares of Telkonet common stock subject to purchase pursuant to warrants issued in connection with a loan to Telkonet from First Mariner Bank in the principal amount of $250,000 for which Mr. DeCesaris provided a personal financial guaranty. The warrants entitle Mr. DeCesaris to purchase Telkonet common stock at $0.50 per share over a period of eight years beginning on June 30, 2001.

(8) Includes options to purchase 100,000 shares of Telkonet common stock at $1.00 that vest ratably over three years beginning October 16, 2002 and options to purchase 300,000 shares of Telkonet common stock at $1.00 that vest ratably over three years beginning January 29, 2002 owned by Susquehanna Development L.L.C. of which Mr. Crabb is President and Managing Director.

(9) Includes 200,000 options to purchase Telkonet common stock at $1.00 per share that vest ratably over three years beginning October 16, 2000. This does not take into account the transaction between Telkonet and Mr. Larson described under the heading "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS," since the surrender of shares by Mr. Larson was not reflected in Telkonet's stock ledger as of June 17, 2002.

(10) Includes 652,850 shares of Telkonet common stock subject to purchase pursuant to warrants exercisable at $0.402 per share between June 30, 2000 through July 31, 2002.


                               COMPENSATION PLANS

         The following table sets forth information concerning options to purchase Telkonet common stock granted pursuant to equity compensation plans approved by Telkonet's stockholders and equity compensation plans not approved by Telkonet's stockholders as of June 17, 2002.

                                     EQUITY COMPENSATION PLAN INFORMATION
                                     ------------------------------------

                                                                                      NUMBER OF SECURITIES
                                                                                      REMAINING AVAILABLE FOR
                                                                                      FUTURE ISSUANCE UNDER
                                                                  WEIGHTED-AVERAGE    EQUITY COMPENSATION
                                       NUMBER OF SECURITIES  TO   EXERCISE PRICE OF   PLANS (EXCLUDING
                                       BE ISSUED UPON EXERCISE    OUTSTANDING         SECURITIES REFLECTED IN
PLAN CATEGORY                          OF OUTSTANDING OPTIONS     OPTIONS             COLUMN (a))
-----------------------------------    ----------------------     -----------------   ------------------------
                                               (a)                     (b)                    (c)

EQUITY COMPENSATION PLANS                      n/a                     n/a                    n/a
APPROVED BY SECURITY HOLDERS

EQUITY COMPENSATION PLANS                   4,809,896                 $0.995               1,643,472
NOT APPROVED BY SECURITY
HOLDERS

TOTAL                                       4,809,896                 $0.995               1,643,472


         The options to purchase Telkonet common stock summarized in the foregoing table were issued under the Telkonet, Inc. Amended and Restated Stock Incentive Plan. This plan was not approved by Telkonet's stockholders. However, the common stock subject to purchase pursuant to exercise of the options granted under this plan were registered on a Form S-8 Registration Statement Under The Securities Act of 1933 filed with the Securities and Exchange Commission on October 16, 2000 and amended on April 17, 2002. The material terms of this plan are summarized below.

         The purpose of the plan is to advance the interests of Telkonet by encouraging and enabling acquisition of a financial interest in Telkonet by its officers, directors, consultants and key personnel. The plan is intended to aid Telkonet in attracting and retaining key employees, to stimulate the efforts of such personnel and to strengthen their desire to remain with Telkonet.

         The plan may be administered by the Board of Directors or a committee designated by the Board of Directors which, if designated, would have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the plan. Subject to the provisions of the plan, the Board of Directors may amend the terms and conditions of an outstanding award, with the consent of the optionee. The Board of Directors has full authority to interpret the plan and establish, amend or rescind rules and regulations for the administration of the plan.

         Any employee, officer, consultant, or director of Telkonet and its subsidiaries is eligible to receive awards under the plan.

         The plan provides for the issuance of up to 7,000,000 shares of Telkonet common stock, subject to adjustment in the event of stock dividends, recapitalization, stock splits, reorganizations, mergers, consolidations or other similar changes in the corporate or capital structure of Telkonet. If an option issued under the plan expires, or for any reason is terminated or unexercised with respect to any shares of Telkonet common stock, such shares shall again be available for issuance of options under the plan. The shares of common stock issued under the plan will be authorized but unissued shares or issued shares that have been reacquired by Telkonet.

         The types of awards that may be granted under the plan are stock options, restricted stock and stock appreciation rights. Options granted pursuant to the plan will not be transferable without the approval of the Board of Directors, other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted.

         Non-qualified options may be granted under the plan. The Board of Directors will determine the exercise price of any option granted under the plan. Stock options will be exercisable at such times as the Board of Directors determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or, at the Board of Directors' discretion,
(i) by delivery of shares of Telkonet common stock having a fair market value on the date of exercise equal to the exercise price; (ii) by withholding from the option shares shares of Telkonet common stock in satisfaction of all or part of the exercise price; (iii) by delivery of the optionee's full recourse promissory note in the amount of the exercise price; or (iv) by delivery of irrevocable instructions to a broker to deliver promptly to Telkonet, from the sale or loan proceeds with respect to the sale of Telkonet common stock or a loan secured by Telkonet common stock, the amount necessary to pay the exercise price.

         Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the plan after September 14, 2010. The plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the plan at any time, except that no amendment to the plan shall (i) increase the maximum number of shares under the plan; (ii) materially modify the eligibility requirements for participation in the plan; or (iii) materially increase the benefits accruing to participants under the plan, except in accordance with Telkonet's certificate of incorporation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Telkonet for the fiscal year ended December 31, 2001 for each of the three highest paid persons who are officers or directors of Telkonet. There were no options to purchase Telkonet common stock granted to executive officers in 2001.

                               ANNUAL COMPENSATION
                               -------------------

     NAME AND                                 BASE                   OTHER ANNUAL
PRINCIPAL POSITION             YEAR        SALARY($)    BONUS ($)   COMPENSATION($)
------------------             ----        ---------    ---------   ---------------
L. Peter Larson(1)             1999      $ 0             $ 0                $ 0
Chief Executive Officer        2000      $ 76,747        $ 0                $ 0
                               2001      $160,484        $ 0                $ 0

David W. Grimes(2)             1999      $ 0             $ 0                $ 0
Chief Technical Officer        2000      $ 60,918        $ 0                $ 0
                               2001      $ 57,041        $ 0                $ 0

Stephen L. Sadle               1999      $ 0             $ 0                $ 0
Chief Operating Officer        2000      $ 78,270        $ 0                $ 0
                               2001      $160,484        $ 0                $ 0

(1) On January 12, 2002, Mr. Larson resigned as Chief Executive Officer of Telkonet and on January 30, 2002, J. Gregory Fowler was appointed President and Chief Executive Officer. Mr. Fowler is employed pursuant to an employment agreement for a three year term that commenced on January 30, 2002. Pursuant to his employment agreement, Mr. Fowler is entitled to an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies.

(2) On January 12, 2002, Mr. Grimes resigned as Chief Technical Officer of Telkonet and on February 15, 2002, Dr. David Yaney was appointed as his replacement. Dr. Yaney is employed pursuant to an employment agreement for a three-year term that commenced on February 15, 2002. Pursuant to his employment agreement, Dr. Yaney is entitled to an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies.

STOCK OPTION EXERCISES

         The following table summarizes information relating to stock option exercises during 2001 and the number and value of unexercised stock options.

                     AGGREGATE OPTION EXERCISES IN 2001 AND
                      OPTION VALUES AS OF DECEMBER 31, 2001
                                                         NUMBER OF                        VALUE OF UNEXERCISED
                                                     SECURITIES UNDERLYING                   IN-THE-MONEY
                                                     UNEXERCISED OPTIONS AT                     OPTIONS AT
                                                       DECEMBER 31, 2001                  DECEMBER 31, 2001 (1)
                                                       -----------------                  ---------------------
                        SHARES
                        ACQUIRED
                           ON          VALUE
NAME                    EXERCISE      REALIZED    EXERCISABLE      UNEXERCISABLE       EXERCISABLE    UNEXERCISABLE
----                    --------      --------    -----------      --------------      -----------    -------------
L. Peter Larson            0            $0          50,000          150,000              $ 0             $ 0
David W. Grimes            0            $0          40,000          120,000              $ 0             $ 0
Stephen L. Sadle           0            $0          50,000          150,000              $ 0             $ 0
-----------------------

(1) On December 31, 2001, there was no active trading market for Telkonet common stock. Based on the trading history of the Telkonet common stock, management estimates the fair market value of the stock as of December 31, 2001 to be $1.00.

         On January 12, 2002, the Board of Directors voted to authorize the repurchase of certain shares of, and options to purchase, Telkonet common stock owned by Messrs. Larson, Grimes and Sadle. As of February 1, 2002, Messrs. Larson, Grimes and Sadle each hold fully vested options to purchase 1,000,000 shares of Telkonet common stock at fair market value on the date of exercise, but not less than $1.00 per share. For a more detailed description of this transaction, see "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" below.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Mr. Larson was employed pursuant to an employment agreement for a three-year term that commenced June 19, 2000 and provided for an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies. Mr. Larson resigned from his employment on January 12, 2002.

         Mr. Sadle is employed pursuant to an employment agreement for a three-year term that commenced June 19, 2000 and provides for an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies.

         Mr. Fowler is employed pursuant to an employment agreement for a three-year term that commenced January 30, 2002 and provides for an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies.

         Mr. Yaney is employed pursuant to an employment agreement for a three-year term that commenced February 15, 2002 and provides for an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies.

         Mr. Landry is employed pursuant to an employment agreement for a three-year term that commenced September 24, 2001 and provides for an annual salary of $116,000 and bonuses and benefits based upon Telkonet's internal policies.

         In addition, under the stock option plan established by Telkonet, stock options are periodically granted to employees at the discretion of the Board of Directors. Executives of Telkonet are eligible to receive stock option grants, based upon individual performance and the performance of Telkonet as a whole.

AUDIT FEES

         The aggregate fees billed to Telkonet by its accountants for professional services rendered for the audit of Telkonet's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in Telkonet's Forms 10-QSB for the periods ending March 31, 2001, June 30, 2001 and September 31, 2001, respectively, were $25,250.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During the fiscal year ended December 31, 2001, Telkonet's accountants did not engage in the direct or indirect operation or supervision of Telkonet's information system or manage Telkonet's local area network, the design or implementation of a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to Telkonet's financial statements.

ALL OTHER FEES

         The aggregate fees billed for services rendered by the principal public accountant other than those disclosed under audit fees and financial information systems design and implementation fees were $700 for the fiscal year ended December 31, 2001. This amount consists of fees associated with the preparation of Telkonet's tax returns. The Board of Directors has determined that the provision of these services is compatible with maintaining the principal accountant's independence.

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to Section 16(a) of the Exchange Act, Telkonet's directors, executive officers and any person holding 10.0% or more of its common stock are required to report their beneficial ownership and any changes therein to the United States Securities and Exchange Commission. Specific due dates for these reports have been established and Telkonet is required to report herein any failure to file such reports by those due dates. Based solely on review of the copies of such reports furnished to Telkonet or written representations that no other reports were required, Telkonet believes that, during 2001, its executive officers, directors and greater than 10.0% beneficial owners complied with all applicable Section 16(a) reporting requirements.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 12, 2002, the Board of Directors approved a plan authorizing the repurchase of certain shares of, and options to purchase, Telkonet common stock owned by Messrs. Grimes, Larson and Sadle and Donald F. Erat. Each of Messrs. Grimes, Larson, Sadle and Erat, at the time of the stock repurchase, owned in excess of five percent of the issued and outstanding shares of Telkonet common stock. In addition, each of Mr. Grimes, Mr. Larson and Mr. Sadle were directors and executive officers of Telkonet.

         As part of the stock repurchase, Mr. Grimes surrendered 3,721,918 shares of Telkonet common stock and options to purchase 160,000 shares of Telkonet common stock owned by him. In consideration of the surrender of these shares and options, Telkonet retained Mr. Grimes as a consultant for a period of three years and issued to Mr. Grimes fully vested options to purchase 1,000,000 shares of Telkonet common stock at fair market value on the date of exercise, but not less than $1.00 per share. In addition, Mr. Grimes agreed that certain shares of Telkonet common stock owned by him would be subject to a 36-month lock-up agreement under which 50,000 shares would be released on each of December 1, 2002 and December 1, 2003 and the remaining shares would be released on January 1, 2005. On April 24, 2002, the terms of Mr. Grimes' lock-up agreement were amended to permit the immediate release of 139,280 shares of Telkonet common stock, the release of 50,000 shares of Telkonet common stock on December 1, 2002, the release of 50,000 shares of Telkonet common stock on December 1, 2003 and the release of the remaining Telkonet common stock on January 1, 2005. The revised lock-up agreement also provides for the release of common stock in proportion to the number of options to purchase Telkonet common stock exercised by Mr. Grimes from time to time during the term of the lock-up agreement.

         Mr. Larson surrendered 705,000 shares of Telkonet common stock and options to purchase 200,000 shares of Telkonet common stock owned by him. In consideration of the surrender of these shares and options, Telkonet retained Mr. Larson as a consultant for a period of three years and issued to Mr. Larson fully vested options to purchase 1,000,000 shares of Telkonet common stock at fair market value on the date of exercise, but not less than $1.00 per share. In addition, Mr. Larson agreed that certain shares of Telkonet common stock owned by him would be subject to a 36-month lock-up agreement under which 50,000 shares would be released on each of December 1, 2002 and December 1, 2003 and the remaining shares would be released on January 1, 2005. On April 24, 2002, the terms of Mr. Larson's lock-up agreement were amended to permit the immediate release of 139,280 shares of Telkonet common stock, the release of 50,000 shares of Telkonet common stock on December 1, 2002, the release of 50,000 shares of Telkonet common stock on December 1, 2003 and the release of the remaining Telkonet common stock on January 1, 2005. The revised lock-up agreement also provides for the release of common stock in proportion to the number of options to purchase Telkonet common stock exercised by Mr. Larson from time to time during the term of the lock-up agreement.

         Mr. Sadle surrendered 2,147,694 shares of Telkonet common stock and options to purchase 200,000 shares of Telkonet common stock owned by him. In consideration of the surrender of these shares and options, the Board of Directors granted Mr. Sadle options to purchase 1,000,000 shares of Telkonet common stock at fair market value on the date of exercise, but not less than $1.00 per share. In addition, Mr. Sadle agreed that certain shares of Telkonet common stock owned by him would be subject to a 36-month lock-up agreement under which 50,000 shares would be released on each of December 1, 2002 and December 1, 2003 and the remaining shares would be released on January 1, 2005. On April 24, 2002, the terms of Mr. Sadle's lock-up agreement were amended to permit the immediate release of 139,280 shares of Telkonet common stock, the release of 50,000 shares of Telkonet common stock on December 1, 2002, the release of 50,000 shares of Telkonet common stock on December 1, 2003 and the release of the remaining Telkonet common stock on January 1, 2005. The revised lock-up agreement also provides for the release of common stock in proportion to the number of options to purchase Telkonet common stock exercised by Mr. Sadle from time to time during the term of the lock-up agreement. Mr. Sadle's employment agreement was also amended to include a provision by which Mr. Sadle would be required to forfeit shares of Telkonet common stock owned by him, up to an aggregate of 1,500,000 shares of common stock, in the event he voluntarily terminates his employment prior to the end of its 36-month term. Pursuant to the amended employment agreement, Mr. Sadle is required to forfeit 40,000 shares for each month following the month in which he resigns until the expiration of the amended employment agreement. The amended employment agreement also extends the term of Mr. Sadle's employment agreement until December 31, 2004.

         Mr. Erat surrendered 2,361,347 shares of Telkonet common stock owned by him in exchange for fully vested options to purchase 500,000 shares of Telkonet common stock at $1.00 per share. Mr. Erat also agreed that certain shares of Telkonet common stock owned by him would be subject to a 36-month lock-up agreement under which 50,000 shares would be released on each of December 1, 2002 and December 1, 2003, and the remaining shares would be released on January 1, 2005.


                                OTHER INFORMATION

         Brokers and other persons holding Telkonet's common stock in their names, or in the names of a nominee, will be requested to forward this Proxy Statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and Telkonet will defray reasonable expenses incurred in forwarding such material.

         Telkonet's Annual Report to Stockholders, including audited financial statements and schedules, accompanies this Proxy Statement.

                              STOCKHOLDER PROPOSALS

         Stockholders may submit written proposals to be considered for stockholder action at Telkonet's 2003 Annual Meeting of Stockholders. To be eligible for inclusion in Telkonet's Proxy Statement for the 2003 Annual Meeting, stockholder proposals must be received by Telkonet by February 25, 2003 and must otherwise comply with applicable Securities and Exchange Commission regulations. Stockholder proposals should be addressed to Telkonet at its principal place of business, attention: Secretary.

                                             By order of the Board of Directors,

                                             /s/ Robert P. Crabb

                                             Robert P. Crabb
                                             Secretary

                                                                      APPENDIX A
                                                                      ----------

                                 TELKONET, INC.
                                STOCK OPTION PLAN

1. PURPOSE. The purpose of the Telkonet, Inc. Stock Option Plan (the "Plan") is to further the long term stability and financial success of Telkonet, Inc., a Utah corporation (the "Company"), by retaining and attracting key employees, non-employee directors and consultants of the Company through the use of stock incentives utilizing the Company's common stock (the "Company Stock"). It is believed that ownership of Company Stock will stimulate the efforts of those employees, consultants and directors of the Company upon whose efforts, interest and judgment the Company is and will be largely dependent for success. It is also believed that Incentive Awards granted to employees and directors under this Plan will strengthen their desire to remain with the Company and will further identify the interests of those employees and directors with the interests of the Company's shareholders. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3, if Company Stock becomes Publicly Traded in the future.

2. DEFINITIONS. As used in the Plan, the following terms have the meanings indicated:

                  "1933 Act" means the Securities Exchange Act of 1933, as amended.

                  "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  "Applicable Withholding Taxes" means the aggregate amount of any federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option or Stock Appreciation Right, or the lapse of restrictions with respect to Restricted Stock.

                  "Board" means the board of directors of the Company.

                  "Change of Control" means the occurrence of any event deemed by the Committee, in its SOLE discretion, to constitute a Change of Control of the Company, and before the Company Stock is Publicly Traded, shall include an event described in (i), or (ii):

                  (i) the closing date of any sale or other disposition of substantially all the assets of the Company, other than in the ordinary course of business.

                  (ii) following the closing(s) of Financing(s) whereby the Company raises $25,000,000 or more in the aggregate, any person or persons attaining ownership of more than 50% of the Company Stock, other than (A) any person or persons who own Company Stock as of the effective date specified in Section 11 (the "Existing Shareholders"); (B) any trusts, partnerships or corporations controlled by the Existing Shareholders;
                           (C) the Company, any subsidiary of the Company, any employee benefit plan of the Company or any subsidiary; or (D) any entity holding Company Stock for or pursuant to the terms of any such employee benefit plan.

                           After the Company Stock is Publicly Traded, "Change
of Control" shall include an event described in (iii), (iv), (v), or (vi):

                           (iii) The acquisition by a Group of Beneficial
Ownership of 50% or more of the Stock or the Voting Power of the Company, but excluding for this purpose: (A) any acquisition by the Company (or a subsidiary), or an employee benefit plan of the Company; or (B) any acquisition of Common Stock of the Company by management employees of the Company. For purposes of this Section, "Group" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act, "Beneficial Ownership" has the meaning in Rule 13d-3 promulgated under the 1934 Act, "Stock" means the then outstanding shares of common stock, and "Voting Power" means the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors.

                           (iv) Individuals who constitute the Board on the date
immediately after the Company Stock becomes Publicly Traded (the "Incumbent Board") cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board unless such individual's initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act).

                           (v) Approval by the shareholders of the Company of a
reorganization, merger or consolidation, in each case, in which the owners of more than 50% of the Stock or Voting Power of the Company do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Stock or Voting Power of the corporation resulting from such reorganization, merger or consolidation.

                           (vi) A complete liquidation or dissolution of the
Company or of its sale or other disposition of all or substantially all of the assets of the Company.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the committee appointed by the Board (as described in Section 14), or the entire Board, if no committee is appointed, to administer this Plan.

                  "Company" means Telkonet, Inc., a Utah corporation.

                  "Company Stock" means common stock of the Company. In the event of a change in the capital structure of the Company (including any change in connection with Company Stock becoming Publicly Traded) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

                  "Date of Grant" means the date on which an Incentive Award is granted by the Committee or such later date specified by the Committee as the date as of which the grant of the Incentive Award is to be effective.

                  "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

                  "Employee" means an individual employed by the Company or the Parent or a Subsidiary of the Company.

                  "Fair Market Value" means, if the Company Stock is not actively Publicly Traded, the value of a share of Company Stock determined by the Committee in good faith. If the Company Stock is actively Publicly Traded, the value of a share of Company Stock, determined as follows:

                           (i) if such Company Stock is then quoted on the
Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination, as reported in THE WALL STREET JOURNAL;

                           (ii) if such Company Stock is then listed on a
national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Company Stock is listed or admitted to trading, as reported in THE WALL STREET JOURNAL;

                           (iii) if such Company Stock is not quoted on the
Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination, as reported in THE WALL STREET JOURNAL; or

                           (iv) if none of the foregoing is applicable, by the
Committee in good faith.

                  "Incentive Award" means, collectively, an award of Restricted Stock, an Option or a Stock Appreciation Right granted under the Plan.

                  "Incentive Stock Option" means an Option intended to meet the requirements of, and to qualify for favorable federal income tax treatment under, Code Section 422. Incentive Stock Options may be granted only to an Employee and may only be exercised by the Employee while he is employed by the Company or within three (3) months following the date upon which the Employee ceases to be employed by the Company, except as provided in the Code.

                  "Mature Shares" means shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

                  "Non-Employee Director" means a member of the Board who is not an Employee of the Company or the Parent or a Subsidiary of the Company, as defined in Rule 16b-3 under the 1934 Act.

                  "Nonstatutory Stock Option" means an Option which does not meet the requirements of Code Section 422, or even if meeting the requirements of Code Section 422, is not intended to be an Incentive Stock Option and is so designated.

                  "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

                  "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code Section 424(e).

                  "Participant" means an Employee, Non-Employee Director or consultant who receives an Incentive Award under the Plan.

                  "Publicly Traded" means a registration statement with respect to Company Stock that was filed by the Company with the Securities and Exchange Commission has become effective.

                  "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

                  "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the 1934 Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendment to Rule 16b-3 enacted after the effective date of the Plan's adoption. The provisions of the Plan relating to Rule 16b-3 shall be applicable only if the Company Stock becomes Publicly Traded.

                  "Stock Appreciation Right" means a right to receive amounts from the Company granted pursuant to Section 8 of the Plan.

                  "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code Section 424(f).

                  "10% Shareholder" means a person who, on the Date of Grant, owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

                  "Taxable Year" means the fiscal period used by the Company for reporting taxes or income under the Code.

         3. GENERAL. The following types of Incentive Awards may be granted under the Plan: Restricted Stock, Incentive Stock Options, Nonstatutory Stock Options or Stock Appreciation Rights.

         4. STOCK. Subject to Section 12 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 7,000,000 shares of Company Stock, which shall be authorized but unissued shares. Shares allocable to Incentive Awards or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. The Committee is expressly authorized to make an Incentive Award to a Participant conditioned upon the surrender for cancellation of an existing Incentive Award. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall, to the extent permissible under Rule 16b-3 if the Company Stock is Publicly Traded, include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes.

         5. ELIGIBILITY.

                  (a) Any Employee, Non-Employee Director or consultant of the Company (or Parent or Subsidiary of the Company) who, in the judgment of the Committee has contributed or can be expected to contribute to the profits or growth of the Company (or Parent or Subsidiary) shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 14 hereof, to select eligible Participants to receive Incentive Awards and to determine for each Participant the terms and conditions, the nature of the award and the number of shares to be allocated to each Participant as part of each Incentive Award. Both the Board and the Committee shall have the power and complete discretion, as provided in Section 14, to select eligible Non-Employee Directors and consultants to receive Incentive Awards and to determine for each Non-Employee Director or consultant the nature of the award and the terms and conditions of each Incentive Award.

                  (b) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay an Employee, Non-Employee Director or consultant any particular amount of remuneration, to continue the employment of the Employee after the grant or to make further grants to the Employee, Non-Employee Director or consultant at any time thereafter.

         6. RESTRICTED STOCK AWARDS.

                  (a) The Committee may make grants of Restricted Stock to Participants. Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant, shall become an award agreement between the Company and the Participant, and certificates representing the shares shall be issued and delivered to the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.

                  (b) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's award agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.

                  (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

                  (d) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.

                  (e) Notwithstanding the provisions of paragraph (b) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

                  (f) Each Employee shall agree at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant. As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the grant so provides, the Employee may elect to (i) deliver Mature Shares or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. The Company may require the Participant to execute a shareholder agreement or such other form of agreement as it may deem appropriate as a condition to permitting restrictions on Restricted Stock to lapse.

         7. STOCK OPTIONS.

                  (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible person stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted (as provided in Section 8 hereof) and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.

                  (b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant. If the employee is a 10% Shareholder and the Option is an Incentive Stock Option, the exercise price shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

                  (c) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                           (i) No Incentive Stock Option may be exercised after
ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant.

                           (ii) An Incentive Stock Option shall be subject to
such other conditions on exercise as may be imposed under the Code.

                  (d) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement.

         8. STOCK APPRECIATION RIGHTS.

                  (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Option to a Participant or in a separate Incentive Award.

                  (b) The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

                           (i) Stock Appreciation Rights shall entitle the
Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

                           (ii) Upon the exercise of a Stock Appreciation Right
and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

                           (iii) Subject to any further conditions upon exercise
imposed by the Committee, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.

                           (iv) A Stock Appreciation Right may only be exercised
at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

                  (c) The following provisions apply to all Stock Appreciation Rights that are not granted in connection with Options:

                           (i) Stock Appreciation Rights shall entitle the
Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (y) the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

                           (ii) A Stock Appreciation Right may only be exercised
at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right.

                  (d) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Incentive Award. The Incentive Award may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

         9. METHOD OF EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS.

                  (a) Options and Stock Appreciation Rights may be exercised by the Participant by giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option, or the Committee by separate action, so permits, the Participant may (i) deliver Mature Shares (valued at their Fair Market Value on the date of exercise) in satisfaction of all or part of the exercise price, (ii) cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (iii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iv) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be established by the Committee and shall be at least equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

                  (b) The Company may require the Participant to execute a shareholder agreement or such other form of agreement as it may deem appropriate as a condition to transfer of Company Stock to the Participant upon exercise of an Option or a Stock Appreciation Right. The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or a Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he or she shall possess no shareholder rights with respect to the shares.

                  (c) Each Employee shall agree as a condition of the exercise of an Option or a Stock Appreciation Right to pay to the Company Applicable Withholding Taxes, or make arrangements satisfactory to the Company regarding the payment to the Company of such amounts. Until Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued upon the exercise of an Option or a Stock Appreciation Right.

                  (d) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Option or Stock Appreciation Right agreement so provides, or the Committee by separate action so provides, an Employee may, subject to the provisions set forth below, elect to (i) deliver Mature Shares or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee shall have sole discretion to approve or disapprove any such election.

                  (e) Notwithstanding anything herein to the contrary, if the Company Stock is Publicly Traded, Options and Stock Appreciation Rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

         10. NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall not be transferable except to the extent specifically provided in the Incentive Award. Incentive Stock Options, by their terms, shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the Employee's lifetime only by the Employee.

         11. EFFECTIVE DATE OF THE PLAN. This Plan shall be effective as of April 24, 2002 and shall be submitted for approval to the shareholders of the Company and to the holders of the Company's Series A-1 Preferred Stock. Until
(i) the Plan has been approved by the Company's shareholders and by the holders of the Company's Series A-1 Preferred Stock, and (ii) the requirements of any applicable federal or state securities laws have been met, no Option or Stock Appreciation Right shall be exercisable, and no Restricted Stock shall be granted.

         12. TERMINATION, MODIFICATION, CHANGE. If not sooner terminated by the Board, this Plan shall terminate at the close of the business day that is the day immediately preceding the ten year anniversary of the effective date (as provided in Section 11). No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, if and to the extent required by the Code or applicable federal or state securities law, or regulations thereunder, no change shall be made that materially increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 13 hereof), materially expands the class of persons eligible to receive Incentive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized in accordance with the provisions of the Charter of the Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Incentive Awards as it deems appropriate to ensure compliance with applicable federal or state securities laws or regulations thereunder and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Incentive Award previously granted to him.

         13. CHANGE IN CAPITAL STRUCTURE.

                  (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the maximum number of shares or securities that can be granted to an individual Participant under Section 4 hereof, the exercise price, the terms of Incentive Awards and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

                  (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

                  (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

         14. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, who shall be appointed by the Board. In the absence of the Committee, the Board shall have authority to act in place of the Committee. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

                  (a) The Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted, (v) the Fair Market Value of Company Stock, (vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options or Stock Appreciation Rights may be exercised, (ix) whether a Disability exists, (x) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xi) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted,
(xii) whether to approve a Participant's election (A) to deliver Mature Shares to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option or a Stock Appreciation Right the number of shares necessary to satisfy Applicable Withholding Taxes, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiv) any additional requirements relating to Incentive Awards that the Committee deems appropriate. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

                  (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

                  (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

                  (e) With respect to Non-Employee Directors, the Board or the Committee shall be authorized to make grants of Restricted Stock and Nonstatutory Stock Options in its discretion, provided such grants are made in compliance with other provisions of the Plan. In such case, the Board shall hold the same general and specific authority granted to the Committee under this
Section 14 and other provisions of the Plan.

         15. NOTICE. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

         16. INTERPRETATION. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.

         17. COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Incentive Awards may be granted pursuant to this Plan, and Company Stock may be issued pursuant to the exercise thereof by a Participant, only after there has been compliance with all applicable federal and state securities laws, and such grants and issuances will be subject to this overriding condition. The Company will not be required to register or qualify Company Stock with the Securities and Exchange Commission or any state agency.

         18. STOCK CERTIFICATES. Any certificates representing Company Stock issued pursuant to the exercise of Incentive Awards will bear all legends required by law and necessary to effectuate this Plan's provisions. The Company may place a "stop transfer" order against shares of Company Stock until all restrictions and conditions set forth in this Plan and in the legends referred to in this Plan have been complied with.

         19. AMENDMENT AND DISCONTINUANCE. The Board may amend, suspend or discontinue this Plan at any time or from time to time, but no such action may alter or impair any Incentive Award previously granted under this Plan without the consent of the holder of such Incentive Award.

         20. CITATIONS TO STATUTES. References in this Plan to any statutes, regulations, or portions thereof are intended to refer to the statutes, regulations, or portions thereof in force at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor statutes, regulations or portions thereof resulting from recodification, renumbering, or other enactment or promulgation.

         21. GOVERNING LAW. This Plan will be governed by, and construed in accordance with, the laws of the State of Utah.

         22. COPIES OF PLAN. A copy of this Plan will be delivered to each Participant at or before the time he or she executes any agreement pursuant to this Plan.

         IN WITNESS WHEREOF, this Telkonet, Inc. Stock Option Plan has been executed this 24th day of April, 2002.

                                              Telkonet, Inc., a Utah corporation

                                              By: /S/ Stephen L. Sadle
                                                  ------------------------------
                                              Stephen Sadle, Chief Operating
                                              Officer

                                 TELKONET, INC.


The Annual Meeting of Stockholders of Telkonet, Inc. Stephen L. Sadle will be held Monday, July 29, A. Hugo DeCesaris 2002, at 2:00 p.m. at the Hampton Inn & Suites, to all nominees 124 Womack Drive, Annapolis, Maryland 21401



1. ELECTION OF DIRECTORS
      Nominees:         J. Gregory Fowler     David W. Grimes   Stephen L. Sadle
                        Robert P. Crabb       A. Hugo DeCesaris


      [ ]  FOR all nominees                         [ ]  WITHHELD as


      FOR, except vote withheld from the following nominee(s):
      [ ] ____________________________________________________


2. APPROVAL OF TELKONET'S AMENDED AND RESTATED STOCK INCENTIVE PLAN

   [ ]  FOR            [ ]  AGAINST                [ ]  ABSTAIN

3. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   [ ]  FOR            [ ]  AGAINST                [ ]  ABSTAIN

4. ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

   [ ]  FOR            [ ]  AGAINST                [ ]  ABSTAIN

         The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Telkonet, Inc. called for July 29, 2002, and a Proxy Statement for the Meeting prior the signing of this proxy.

Dated: ______________________, 2002          Please sign exactly as your name(s)
___________________________________          appears(s) on this proxy.  When
                                             signing in a representative
                                             capacity, please give title.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

TELKONET, INC.
902-A COMMERCE ROAD
ANNAPOLIS, MARYLAND 21401


                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON July 29, 2002 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

         The undersigned, being a stockholder of TELKONET, INC. ("TELKONET"), hereby authorizes Robert P. Crabb, Stephen L. Sadle and J. Gregory Fowler, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at the Hampton Inn & Suites, 124 Womack Drive, Annapolis, Maryland 21401 on July 29, 2002 at 2:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

     In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

     Shares of the Common Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR the nominees for director named on the reverse side, FOR approval of Telkonet's Amended and Restated Stock Incentive Plan, FOR ratification of the appointment of the independent accountants and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the Meeting.